UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

Voyager Learning Company
 (Exact name of registrant as specified in its charter)

DELAWARE	000-07680	36-3580106
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Ln. Suite 400, Dallas, TX	75234-8923
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 932-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 12, 2009, Voyager Learning Company issued the press release attached hereto as Exhibit 99.1 announcing that its fiscal quarterly reports for 2008 were filed with the Securities and Exchange Commission (“SEC”) on Friday, January 9, 2009. Upon filing these reports, the Company is current with its filings with the SEC.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Voyager Learning Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01     Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       The following exhibit is filed as part of this report:

Press release of Voyager Learning Company, dated January 12, 2009, is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:January 13, 2009	VOYAGER LEARNING COMPANY

	By:	/s/ Todd W. Buchardt

	Name:	Todd W. Buchardt
	Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press release of Voyager Learning Company, dated January 12, 2009